EXHIBIT 99.12

                                                                EXECUTION COPY
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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                                     among


                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignor


                  U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE
                                  as Assignee


                  JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                                  as Servicer



                            and as acknowledged by

                  JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                              as Master Servicer


                                  Dated as of
                                March 30, 2006




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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this 30th day of March, 2006 (this "Assignment Agreement"), among U.S. Bank National Association, not in its individual capacity, but solely as trustee on behalf of GSAA Home Equity Trust 2006-5 (the "Assignee"), JPMorgan Chase Bank, National Association (the "Servicer") and GS Mortgage Securities Corp., a Delaware corporation (the "Assignor" or "Depositor"), and as acknowledged by JPMorgan Chase Bank, National Association, as master servicer (the "Master Servicer").

      WHEREAS, the Assignor and the Servicer have entered into the Comprehensive Amended and Restated Servicing Agreement, dated as of September 1, 2005 (the "Servicing Agreement") and the Comprehensive Amended and Restated Flow Mortgage Servicing Rights Purchase Agreement, dated as of July
1, 2004 (the "Rights Purchase Agreement");

            WHEREAS, GSMC has agreed to assign and convey certain mortgage loans (the "Mortgage Loans") as of March 1, 2006, in accordance with the Rights Purchase Agreement, which Mortgage Loans are subject to the provisions of the Servicing Agreement, to the Assignor pursuant to an Assignment, Assumption and Recognition Agreement, dated as of March 30, 2006 (the "GSMC Assignment Agreement");

            WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans acquired by the Assignor pursuant to the GSMC Assignment Agreement, which Mortgage Loans are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule"); and

            WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of March 1, 2006 (the "Trust Agreement"), among the Depositor, U.S. Bank National Association, as trustee and as a custodian (the "Trustee"), Deutsche Bank National Trust Company, as a custodian and JPMorgan Chase Bank, National Association, as master servicer, securities administrator and a custodian (the "Master Servicer"), the Assignor has transferred the Mortgage Loans to the Trustee, and has transferred, as of March 1, 2006, the Assignor's rights under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

            NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. Assignment and Assumption. (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the GSMC Assignment Agreement (including without limitation the rights of GSMC under the Servicing Agreement, to the extent assigned to the Assignor under the GSMC Assignment Agreement) from and after the date hereof, and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans from and after March 1, 2006, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the

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release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

            (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans or the Servicing Agreement since the date of the Servicing Agreement.

            2. Accuracy of the Servicing Agreement. The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as
Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement,
(ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) except as previously disclosed in the GSMC Assignment Agreement, the Servicing Agreement has not been amended or modified in any respect and
(iv) no notice of termination has been given to the Servicer under the Servicing Agreement. The Servicer in its capacity as servicer under the Servicing Agreement, further represents and warrants that the representations and warranties contained in Sections 7.01 and 7.02 of the Servicing Agreement are true and correct as of the Closing Date (as such term is defined in the Servicing Agreement).

            3. Recognition of Assignee.

            (a) From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, the Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

            (b) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer and that the Master Servicer, acting on behalf of the Trustee as the owner of the Mortgage Loans, shall have the same rights as were assigned by GSMC, in its capacity as the original "Owner" under the Servicing Agreement, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to the Trustee, on behalf of the trust formed pursuant to the Trust Agreement. Such rights that Master Servicer may enforce on behalf of the Trustee will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer.

            (c) All reports and other data required to be delivered by the Servicer to the "Owner" under the Servicing Agreement shall be delivered to the Master Servicer or the Trustee, as designated by the Trustee, at the address set forth in Section 10 hereof. All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the


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Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

            JPMorgan Chase Bank, National Association
            ABA #: 021000021
            For credit to: SAS Clearing
            Acct #: 507198670
            FFC to: GSAA 2006-5 Acct # 507198670

            (d) Monthly Reporting

            Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the fifteenth
(15th) calendar day of each month (or if such fifteenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i) (a) monthly loan data in a mutually agreed-upon format, (b) default loan data in the format mutually agreed-upon between the Servicer and the Master Servicer and (c) information regarding realized losses and gains in the format mutually agreed between the Servicer and the Master Servicer, in each case relating to the period beginning on the second day of the immediately preceding month and ending on the first day of the then current month, (ii) all such information required pursuant to clause
(i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and (iii) all supporting documentation with respect to the information required pursuant to clause
(i)(c) above.

            4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

            (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this Assignment Agreement.

            (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement.

            (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).


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            5. Representations and Warranties of the Assignor. The Assignor
hereby represents and warrants to the Assignee as follows:

            (a) Organization. The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Assignment Agreement.

            (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

            (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

            (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

            (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment

Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this
Section 5.

            It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

            6. Termination; Optional Clean-Up Call.

            In connection with the Trust Agreement, the Master Servicer hereby agrees to the following obligations described below. For purposes of this
Section 7 only, any capitalized term used but not defined in this Assignment Agreement has the same meaning assigned thereto in the Trust Agreement.

            In the event that a Person specified in Section 11.01 of the Trust Agreement chooses to exercise its option set forth therein to purchase the Mortgage Loans and REO Properties or to conduct an Auction Call for such property of the Trust Fund, as the case may be, by no later than the 10th day of the month of the final distribution, such Person shall notify the Depositor, the Trustee and the Securities Administrator of the final Distribution Date and of the applicable purchase or sale price of the Mortgage Loans and REO Properties determined and in the manner as provided in the Trust Agreement.

            In the event the Mortgage Loans and REO Properties are purchased or sold pursuant to Section 11.01 of the Trust Agreement, the Trustee shall remit to the Securities Administrator the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a Request for Release therefor, the Master Servicer shall direct the Custodians to release and the relevant Custodians shall promptly release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

            7. Continuing Effect. Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

            8. Governing Law.

            THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

            EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR


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ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR
WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

            9. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

            (a) in the case of the Servicer,

                JPMorgan Chase Bank, National Association
                c/o Chase Home Finance LLC
                10790 Rancho Bernardo Road
                San Diego, California 92127
                Attention:  Cindy L. Dunks
                Telecopy:  (858) 605-3666

                With a copy to:

                JPMorgan Chase Bank, National Association
                c/o Chase Home Finance LLC
                194 Wood Avenue South
                Iselin, New Jersey  08830
                Attention:  General Counsel
                Telecopy:  (732) 452-8035

or such other address as may hereafter be furnished by the Servicer;

            (b) in the case of the Master Servicer,

                JPMorgan Chase Bank, National Association
                4 New York Plaza, 6th Floor
                New York, New York 10004
                Attention: Annette M. Marsula
                Tel.:  (212) 623-8180
                Fax:  (212) 623-5930

or such address as may hereafter be furnished by the Master Servicer;

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            (c) in the case of the Trustee or the Assignee,

                U.S. Bank National Association
                401 South Tryon Street, 12th Floor
                Charlotte, North Carolina 28202-1934
                Attention: GSAA Home Equity Trust 2006-5
                Tel: (800) 665-9359


or such other address as may hereafter be furnished by the Trustee or Assignee; and

            (d) in the case of the Assignor,

                GS Mortgage Securities Corp.
                85 Broad Street
                New York, New York 10004
                Attention: William Moliski
                Tel.: (212) 357-8721
                Fax: (212) 902-3000

or such other address as may hereafter be furnished by the Assignor.

            10. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            11. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement.

            12. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Assignment Agreement is executed and delivered by U.S. Bank National Association, not individually or personally but solely on behalf of GSAA Home Equity Trust 2006-5, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by U.S. Bank National Association is made and intended for the purpose of binding only the GSAA Home Equity Trust 2006-5, (iii) nothing herein contained shall be construed as creating any liability for U.S. Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2006-5, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2006-5 under this Assignment Agreement, the Trust Agreement or any related document.

            IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.



                                       GS MORTGAGE SECURITIES CORP.



                                       By:      /s/ MichellGill
                                          -------------------------------------
                                          Name:  Michelle Gill
                                          Title: Vice President



                                       U.S. BANK NATIONAL ASSOCIATION, not in
                                       its individual capacity but solely as
                                       Trustee



                                       By:      /s/ Patricia O'Neill-Manella
                                          -------------------------------------
                                          Name:  Patricia O'Neill Manella
                                          Title: Vice President


                                       JPMORGAN CHASE BANK, NATIONAL
                                       ASSOCIATION, as Servicer


                                       By:      /s/ Carol C. Rothweil
                                          -------------------------------------
                                          Name:  Carol C. Rothweil
                                          Title: Vice President


Acknowledged and Agreed:
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Master Servicer



By:     /s/ Annette Marsula
    ---------------------------
    Name:   Annette Marsula
    Title:  Vice President




                              JPMorgan Step 2 AAR


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                                   EXHIBIT 1

                            Mortgage Loan Schedule
                            ----------------------

   [On File with the Securities Administrator as provided by the Depositor]





                                      1-1

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                                   EXHIBIT 2

                              Servicing Agreement
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                         [On File with the Depositor]





                                 Page 2-1